EXHIBIT 10.1


                                 AMENDMENT NO. 1
                   TO THE AGREEMENT AND PLAN OF SHARE EXCHANGE
                                 BY AND BETWEEN
                        AMERICAN CONSOLIDATED MINING CO.
                            AND RENAISSANCE MAN, INC.


         THIS AMENDMENT NO. 1 TO THE AGREEMENT AND PLAN OF SHARE EXCHANGE (the "Amendment") by and between American Consolidated Mining Co. (the "ACMC"), Renaissance Man, Inc. ("RMI") and the owners of all the outstanding shares of common stock of RMI is made and entered into to be effective as of the 21st day of December, 2001, by and between the undersigned parties. All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Agreement And Plan Of Share Exchange (the "Agreement").

                                    RECITALS

         A. On or about July 14, 2001, the parties entered into the Agreement (the "Agreement").

         B.       The parties wish to modify the agreement as set forth below.

         NOW THEREFORE, the parties hereto hereby amend the Agreement as follows:

         1. Section 2(a) of the Agreement is hereby amended to read in its entirety as follows:

                  At Closing, ACMC shall, subject to the conditions set forth herein, issue an aggregate of 10,000,000 shares of ACMC common stock for immediate delivery to the RMI Stockholders on the basis of 1.0695187 ACMC Shares for each outstanding share of RMI Common Stock.

         2. Section 4(a) of the Agreement is hereby amended to read in its entirety as follows:

                  Each share of RMI Common Stock issued and outstanding immediately prior to the Closing Date shall be exchanged for
                  1.0695187 ACMC Shares to be delivered at Closing. All such outstanding shares of RMI Common Stock shall be deemed, after Closing, to be owned by ACMC. The holders of such certificates previously evidencing shares of RMI Common Stock outstanding immediately prior to the Closing Date shall cease to have any rights with respect to such shares of RMI Common Stock except as otherwise provided herein or by law;

         3. Exhibit A of the Agreement is hereby amended to read in its entirety as follows:

                  RMI STOCKHOLDER SCHEDULE

                                                        Number of Shares of
                        Name                               Common Stock
                        ----                            -------------------
                  Jack Shaw                                    1,000,000
                  Brian K. Holden                              1,000,000
                  Herschel J. Walker                           1,000,000
                  G. Diane McKnight                            1,000,000
                  Myka Dean                                    1,000,000
                  Judith T. Lauterbach                         1,000,000
                  Aloe Commodities                             1,000,000
                    International, Inc.
                  George E. Mappin                             1,000,000

                                                        Number of Shares of
                        Name                               Common Stock
                        ----                            -------------------
                  Jerrilyn Brennan                               500,000
                  Deanna Brennan                                 500,000
                  Loren E. Bagley                                350,000

                  Total Issued and Outstanding                 9,350,000
                  Total Authorized                            10,000,000

         4. The Agreement shall remain in full force and effect and shall remain unaltered, except to the extent specifically amended herein.

         IN WITNESS WHEREOF, the undersigned, have executed this Amendment No. 1 to the Agreement as of the date first above written.

AMERICAN CONSOLIDATED                          RENAISSANCE MAN, INC.
  MINING CO.



By:   /s/ Steven J. Haslam                     By: /s/ Herschel Walker
     ------------------------------                ------------------------
President                                             RMI President



By:  /s/ John M. DeNiro
    -------------------------------
John M. DeNiro, Secretary

     Counterpart Signature Page to the Agreement and Plan of Share Exchange

         The undersigned hereby agrees to become a party as an RMI Stockholder to the Amendment, dated December 21, 2001, to the Agreement and Plan of Share Exchange dated July 14, 2001 between American Consolidated Mining Co., Renaissance Man, Inc. (the "RMI") and the RMI Stockholders named therein. The undersigned hereby authorizes the RMI to attach this counterpart signature page to the Amendment to the Agreement and Plan of Share Exchange and to add the name of the undersigned to the list of RMI Stockholders set forth in Exhibit A to the Agreement and Plan of Share Exchange.



Dated: _____________                         _________________________________
                                             (signature)

                                             Address: ________________________

                                             _________________________________